Exhibit 99.1 Investor Presentation September 2019 Nasdaq: RRBI Made in Louisiana. Made for Louisiana.

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties, and other factors that may cause Red River Bancshares, Inc.’s (the “Company,” “RRBI,” “Red River,” “we,” or “our”) actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words, or such other comparable words or phrases are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about the Company’s industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, assumptions, and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces. For a discussion of these risks and other factors, please see the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Prospectus that was filed with the Securities and Exchange Commission (“SEC”) on May 3, 2019, relating to its Initial Public Offering (“IPO”), and any updates to those sections set forth in subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. This presentation includes industry and trade association data, forecasts and information that we have prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies, and other information publicly available to us, which information may be specific to particular markets or geographic locations. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys, and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to our market position are based on market data currently available to us. Although we believe these sources are reliable, we have not independently verified the information. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources. This presentation contains non-GAAP financial measures, including tangible book value per share and tangible common equity to tangible assets. The non-GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Company Overview . Red River Bancshares, Inc. was established in 1998 in Alexandria, Louisiana; Red River Bank opened its doors in January 1999 . Completed IPO on May 7, 2019 with the issuance of 663,320 new shares of common stock at a public offering price of $45.00 per share . Stock traded on Nasdaq under symbol RRBI . 7,300,246 shares outstanding as of June 30, 2019 . Market capitalization of $353.7 million as of June 30, 2019 . Network of 23 banking centers located in Central, Northwest, Southeast, and Southwest Louisiana and one loan production office in Covington, Louisiana . Relationship-based approach has yielded a diverse loan portfolio and attractive core deposits portfolio . Assets of $1.89 billion as of June 30, 2019 . Return on average assets of 1.21% for the six months ended June 30, 2019 . 6th largest bank headquartered in Louisiana as of June 30, 2019 3

Financial Highlights (Unaudited) As of Dollars in thousands, except per share data June 30, 2019 March 31, 2019 June 30, 2018 Assets $1,892,918 $1,922,118 $1,764,768 Loans Held for Investment $1,393,154 $1,349,181 $1,326,552 Deposits $1,634,590 $1,691,134 $1,560,339 Total Stockholders' Equity/Total Assets 12.57% 10.52% 10.43% Tangible Common Equity/Tangible Assets(1) 12.50% 10.45% 10.35% Book Value per Share $32.59 $30.46 27.37(2) Tangible Book Value per Share(1) $32.38 $30.23 27.14(2) Tier 1 Leverage Capital Ratio 12.83% 11.50% 11.41% Loans Held for Investment/Deposits 85.23% 79.78% 85.02% Noninterest-Bearing Deposits/Total Deposits 35.30% 33.45% 35.04% Nonperforming Assets/Total Assets 0.70% 0.34% 0.70% For the three months ended For the six months ended Dollars in thousands, except per share data June 30, 2019 March 31, 2019 June 30, 2018 June 30, 2019 June 30, 2018 Net Interest Income $15,651 $15,452 $14,566 $31,103 $28,476 Provision for Loan Losses $529 $526 $526 $1,055 $937 Noninterest Income $4,099 $3,296 $3,665 $7,395 $6,823 Operating Expenses $12,404 $11,158 $10,947 $23,562 $21,255 Net Income $5,538 $5,696 $5,532 $11,234 $10,763 Earnings Per Share (Diluted) $0.78 $0.85 0.82(2) $1.63 1.59(2) Cash Dividends Per Share $0.00 $0.20 $0.00 $0.20 0.15(2) Net Interest Margin (FTE)(3) 3.51% 3.52% 3.45% 3.52% 3.42% Net Charge-Offs/Average Loans Outstanding 0.00% 0.00% 0.00% 0.00% 0.01% ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” on slides 30-31 for additional information 2Adjusted for 2-for-1 stock split with a record date of October 1, 2018 3Fully taxable equivalent basis 4

Capital (Dollars in thousands, except per share amounts) June 30, 2019 December 31, 2018 Long-Term Debt Other Borrowings $ - $ - 1 Junior Subordinated Debentures 5,155 11,341 Total Long-Term Debt $ 5,155 $ 11,341 Stockholders' Equity Common Stock 68,082 41,094 Additional Paid-in Capital - - Retained Earnings 170,122 160,115 Accumulated Other Comprehensive Income (Loss) (293) (7,506) Total Stockholders' Equity 237,911 193,703 Total Capitalization $ 243,066 $ 205,044 Common Shares Outstanding 7,300,246 6,627,358 Book Value Per Share $ 32.59 $ 29.23 Tangible Book Value Per Share2 $ 32.38 $ 28.99 Regulatory Capital Total Risk-Based Capital $ 255,249 $ 223,187 Tier 1 Risk-Based Capital $ 241,658 $ 210,663 Common Equity Tier 1 Capital $ 236,658 $ 199,663 Tier 1 Leverage Capital $ 241,658 $ 210,663 Capital Ratios Total Stockholders' Equity to Total Assets 12.57% 10.41% Tangible Common Equity to Tangible Assets2 12.50% 10.34% Total Risk-Based Capital to Risk-Weighted Assets 17.90% 16.55% Tier 1 Risk-Based Capital to Risk Weighted Assets 16.95% 15.62% Common Equity Tier 1 Capital to Risk-Weighted Assets 16.60% 14.80% Tier 1 Risk-Based Capital to Average Assets 12.83% 11.40% 1Paid off remainder of junior subordinated debentures on August 8, 2019 2Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” on slides 30-31 for additional information 5

Company Strengths  Tangible book value per share¹ has a compounded annual growth rate (“CAGR”) of 11.7% since our initial private placement common stock offering in 1998  Management and directors own 35% of outstanding stock as of June 30, 2019, and are focused on increasing shareholder value  Continuity of leadership – four of our top executives are part of the founding management team  Focused on metropolitan statistical areas (“MSA”) that offer growth and a stable core deposit base  Highly efficient franchise with 23 banking centers and one loan production office – efficiency ratio of 61.20% for the six months ended June 30, 2019  Average return on average assets (“ROAA”) of 1.02% since 2010; 1.21% ROAA for the six months ended June 30, 2019  Proven ability to grow organically – CAGR on loans held for investment (“HFI”) of 11.4% since 2010  Disciplined acquisition strategy – successfully integrated two acquisitions and positioned to capitalize on future opportunities  Conservative credit culture  Loans HFI to deposits ratio of 85.23% as of June 30, 2019, supports future growth  Noninterest-bearing deposits were 35.30% of total deposits as of June 30, 2019  Cost of deposits of 0.59% for the six months ended June 30, 2019  No borrowings after paying off all junior subordinated debentures with a portion of IPO proceeds ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” on slides 30-31 for additional information; Adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of November 30, 2005 6

HISTORY AND TRENDS 7

Corporate History Expansion into Red River Bank Acquired Bank of Entry into Expansion into North Shore LA via opens in Lecompte in Northwest LA via Southeast LA via Expansion into LPO (2019) Rapides Parish Central LA de novo branch Fidelity Bancorp, Inc. Southwest LA via (1999) (2003) (2006) acquisition (2013) LPO (2017) 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2019 Completed Completed Completed Completed initial stock stock offering stock offering stock offering of Completed offering of of $5.0M of $7.4M $12.1M (2017) IPO of $12.4M (1998) (2006) (2009) $26.8M Paid first cash (2019) Completed dividend of stock offering $0.15 per share Paid second cash 2 of $4.0M (2018) dividend of $0.20 per (2000) share (2019) $35.00 $30.00 ¹ $25.00 $20.00 $15.00 $10.00 Tangible Book Value Per Tangible Book Value Per Share 1,2 $5.00 Share CAGR of 11.7% $0.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Note: Each year on the Tangible Book Value graph represents year end financial data ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” on slides 30-31 for additional information 8 2Adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of November 30, 2005

Consistent Profitability Net Income ($000) Earnings Per Share (Diluted)2 $23,056 $3.41 $16,215 $13,985 $15,102 $2.48 $13,956 $2.35 $13,069 $2.17 $2.14 $11,641 $2.04 $11,134 $11,234 $1.83 $1.84 $10,101 $1.66 $1.63 $8,337 $1.37 1 1 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Efficiency Ratio (%) Return on Average Assets (%) 1.29 1.21 66.21 66.08 64.99 64.16 1.05 1.03 0.94 63.40 63.17 0.97 0.95 0.95 0.95 0.95 62.23 62.69 61.20 0.82 58.86 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 1 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 1 Adjusted for $2.2 million write-down of deferred tax assets associated with changes in tax legislation 2 Historical EPS data adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of November 30, 2005 9

Consistent, Disciplined Growth Total Assets ($M) Total Loans HFI ($M) $1,861 $1,893 $1,393 $1,328 $1,724 $1,248 $1,645 $1,147 $1,493 $1,398 $1,033 $1,301 $944 $849 $1,122 $998 $680 $893 $605 $558 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Total Deposits ($M) Tangible Book Value Per Share1 $32.38 $1,646 $1,635 $1,526 $28.99 $1,473 $26.27 $1,331 $1,250 $23.62 $1,170 $22.03 $20.00 $984 $17.15 $17.30 $872 $777 $15.17 $12.84 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 ¹Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” on slides 30-31 for additional information; tangible book value per share adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of 10 November 30, 2005

Conservative Credit Culture Nonperforming Assets ($000) NPAs/Total Assets (%) $13,230 $10,409 0.70 0.60 $7,145 $6,309 $5,968 0.40 0.42 $5,617 0.36 0.38 0.28 0.29 $3,716 0.26 $2,792 $2,880 $504 0.06 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Net Charge-offs/Average Loans (%) Allowance for Loan Losses/Total Loans HFI (%) 1.41 1.41 1.26 0.12 0.12 1.03 0.98 0.93 0.92 0.92 0.94 0.10 0.87 0.06 0.04 0.03 0.03 0.03 0.02 0.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 11

MARKETS AND STRATEGY 12

Franchise Footprint Made in Louisiana. Made for Louisiana.  4 Markets  9 Parishes  23 Banking Centers  1 Loan Production Office 13

Louisiana Market Overview

Central

- Includes Rapides and Avoyelles Parishes, which encompasses the Alexandria MSA
- Population: 172,628
- Major employers in the area include: Procter & Gamble, Cleco, Union Tank Car, and Crest Industries

Northwest

- Includes Caddo, Bossier, and DeSoto Parishes; part of the Shreveport-Bossier City MSA
- Population: 401,555
- Economic drivers include manufacturing, healthcare, and telecommunications
- Located on the Haynesville Shale formation

Southeast

- Includes East Baton Rouge and Ascension Parishes, part of the Baton Rouge MSA
- Population: 569,216
- As the state capital and home to Louisiana State University, the state government is the largest employer in Baton Rouge; other significant industries include the industrial construction and petrochemical sectors

Southwest

- Consists of Calcasieu Parish, part of the Lake Charles MSA
- Population: 202,445
- The Lake Charles market has had the highest growth rate of any MSA in the country over the last 5 years
- Gaming, petrochemicals, and aircraft repair are the main drivers of the economy

Deposit Breakdown[1]

	1st Banking Center Opened	Deposits ($M)	Banking Centers	Market Rank	Deposit Market Share	CAGR Since 2014
Central	1999	$993.3	9	1	33.9%	4.0%
Northwest	2006	$322.0	7	9	4.3%	3.2%
Southeast	2013	$260.3	6	8	1.5%	21.8%
Southwest	2018	$1.3	1	18	0.0%	NA

Demographic Highlights



0.7%
0.3%
2.3%
3.5%
2.0%
7.6%
0.3%
5.1%
8.5%
2.6%
Proj. 2024 Population Growth (%)
Proj. 2024 Household Income Growth (%)
Central
Northwest
Southeast
Southwest
Louisiana

[1]Deposits as of June 30, 2018

Source: S&P Global Market Intelligence; The Louisiana Economic Outlook: 2018 and 2019; U.S. Census Bureau population estimates for 2017

14

Louisiana Update . Louisiana projected to add 59,500 jobs over 2019-2020, surpassing the 2 million job mark for the first time in history . Louisiana unemployment rate – 4.3% . Submarket unemployment rate – Alexandria: 5.7%, Shreveport: 5.7%, Baton Rouge: 4.9%, and Lake Charles: 4.3% . Louisiana continues to recover from collapse in oil prices . Oil prices projected to slowly rise to $80 per barrel in 2020 . Lake Charles expected to again be the fastest growing MSA in the state averaging 3.8% growth per year . Baton Rouge expected to be the second fastest growing MSA in the state at 1.7% . Over $170 billion in industrial expansions announced in Lake Charles and Baton Rouge between 2012-18 Source: The Louisiana Economic Outlook: 2019 - 2020 15

Business Strategy Commercial Personal Banking Banking Real Estate Loans Retail Banking Network . CRE Owner Occupied – focused on businesses within the . Strategic network of banking centers that attracts customers, Company’s geographic footprint that have a history of strong, allowing the Bank to deliver personal banking while also recurring cash flows supporting the continued growth of core deposits . CRE Non-Owner Occupied – secondary pursuit reserved Private Banking primarily for well-established developers and qualified . Specialized group that provides unparalleled service and customers in local markets tailored products to high net worth individuals, business Commercial Loans owners, and professionals to meet their specific needs . Expertise in meeting the financing needs of commercial Residential Mortgage Loans operating companies through bankers that understand the . Originated loans that are sold on the secondary market cash cycle, working capital, and fixed asset acquisition needs including conventional, VA, FHA, and Rural Development of a business loans; additionally, these loans play a critical role in meeting Treasury Management Services the Bank’s community reinvestment and fair lending goals . Dedicated team that partners with commercial and private Investment Services bankers to analyze and implement solutions for clients’ . Broad range of products and services designed to meet the sophisticated depository needs investment needs of all customers through the Bank’s investment group and its strategic partnership with Cetera Investment Services LLC; as of June 30, 2019, assets under management were $586.8 million 16

Guiding Principles - Lending . CONSERVATIVE CREDIT CULTURE . Our founding Management Team developed the initial credit culture, predicated upon conservative underwriting principles carried over from regional bank experience. This same team has overseen the implementation, and periodic adjustment, of these core lending tenets over a 20-plus year time frame. . EXPERIENCED BANKERS . In addition to a cohesive, long-tenured executive management team, we enjoy the benefits of an experienced group of client-facing bankers, which has resulted in steady, diversified, organic loan growth, combined with excellent quality metrics. . RELATIONSHIP-DRIVEN CLIENT FOCUS . Our loan portfolio is well below CRE portfolio concentration guidelines, which complements our conservative lending philosophy while simultaneously driving our relationship-driven client focus, resulting in a strong core deposit base and enhanced liquidity options. . “FOOTPRINT” LENDING . We have a low level of participations purchased and shared national credits. Our portfolio is further characterized by modest hold limits, strong oversight, and rapid response to problem loan resolution. . CONSISTENT LENDING STANDARDS . Fundamental goals continue to include measured growth, broad diversification, and high quality performance. Underwriting standards remain consistent regardless of economic conditions. 17

Leadership Team



R. Blake Chatelain

- President, Chief Executive Officer and Director
- Founding management
- Previously Executive Vice President of Rapides Bank & Trust Company, a subsidiary of First Commerce Corporation
- Member of Louisiana State University Board of Supervisors since 2008
- B.S. in Finance from Louisiana State University



Isabel V. Carriere, CPA and CGMA

- Executive Vice President, Treasurer and Chief Financial Officer
- Founding management
- Previously Manager of Financial Planning department at Whitney National Bank, in the Financial Planning and Financial Reporting departments of First Commerce Corporation, and audited depository organizations and their holding companies with KPMG
- B.S. in Management from Tulane University



Bryon C. Salazar

- Executive Vice President – Chief Lending Officer
- Founding management
- Previously Commercial Banker at Rapides Bank & Trust Company
- Member of the Board of Commissioners of the Central Louisiana Port Authority
- B.S. in Finance from Louisiana State University



Tammi R. Salazar

- Executive Vice President – Private Banking, Mortgage and Investments
- Founding management
- Previously Vice President of Rapides Bank & Trust Company
- Director of the Rapides Children's Advocacy Network and River Oaks Art Center
- B.S. in Finance from Louisiana Tech University



Amanda W. Barnett

- Senior Vice President, General Counsel and Corporate Secretary
- Joined Red River Bank in 2010
- Previously with Gold, Weems, Bruser, Sues & Rundell in Alexandria, LA
- President of the Louisiana Bar Foundation and a past Chairman of the Bank Counsel Committee of the Louisiana Bankers Association
- B.A. in English Literature from Tulane University and J.D. from Louisiana State University

G. Bridges Hall, IV

- Shreveport-Bossier City Market President
- Previously Credit Department Manager (Dallas) at Hibernia National Bank
- Joined Red River Bank in 2006

David K. Thompson

- Baton Rouge Market President
- Previously Baton Rouge Commercial Group Lender at IBERIABANK
- Joined Red River Bank in 2015

Harold W. Turner

- Director (Red River Bank), Executive Vice President and Chief Corporate Development Officer
- Previously Executive Vice President and Regional Chairman (Northern Region) at Hibernia National Bank
- Joined Red River Bank in 2006

Debbie B. Triche

- Senior Vice President and Retail Administrator
- Previously Vice President and Retail Branch Manager at Rapides Bank & Trust Company
- Joined Red River Bank in 2000

Gary A. Merrifield

- Senior Vice President and Credit Policy Officer
- Previously Senior Regional Credit Officer (Florida) at Hancock Bank
- Joined Red River Bank in 2015

Andrew B. Cutrer

- Senior Vice President and Director of Human Resources
- Previously Director of Human Resources at Bunkie General Hospital
- Joined Red River Bank in 2001

Jeffrey R. Theiler

- Senior Vice President and Chief Operations Officer
- Previously Chief Information Security Officer at Hancock Whitney Bank
- Joined Red River Bank in 2015

18

2019 ACTIVITY 19

Operational Highlights . Common stock began trading on the Nasdaq Global Select Market under the trading symbol “RRBI” on May 3, 2019 . Completed IPO of common stock with issuance of 663,320 new shares of common stock at a public offering price of $45.00 per share . Received net proceeds of $26.8 million in the offering . Stock selected to be included in the Russell 2000 Index . Used $11.3 million of the proceeds from IPO to redeem all outstanding junior subordinated debentures with a weighted average interest rate at redemption of 5.38% . Selected by our customers as the best bank in Louisiana on Forbes’ 2019 list of Best Banks in Each State . Completed expansion of a new market headquarters building in Baton Rouge, Louisiana, providing a central office for commercial, mortgage, investment, and private banking department operations in this market . Opened a loan production office in Covington, Louisiana and hired an experienced banker, expanding Red River Bank into our newest market, the Northshore of Lake Pontchartrain, part of the New Orleans-Metairie MSA . Expect to convert the Covington loan production office to a permanent, full-service banking center in late third quarter 2019 20

Loan Portfolio Composition Construction & . Development Owner Broad diversification by industry, with each 8.6% Occupied CRE industry concentration less than 10% of total 20.7% Tax-Exempt loans held for investment 4.1% Non-Owner . Highest industry concentration is in healthcare Occupied CRE at 9.0% (no shared national healthcare credits Consumer 14.8% 2.4% and $0 criticized healthcare credits as of June Commercial & 30, 2019) Residential Industrial Real Estate . Concentration ratios as a % of risk based capital 19.5% 29.9% are well below bank regulatory guidelines: • Construction & Development Ratio: 53.3% • Commercial Real Estate Ratio: 146.0% As of June 30, 2019 Total Loans HFI ($M) Largest Industry Concentrations $1,393 $1,328 Healthcare 9.0% $1,248 $1,147 Construction 5.4% $1,033 Retail Trade 4.4% Investor 1-to-4 & Multifamily 4.4% Religious & Other Nonprofit 3.0% Accommodation & Food Service 2.9% Energy 2.5% Public Administration 2.5% Finance & Insurance 2.4% 2015 2016 2017 2018 2Q19 Manufacturing 1.8% Commercial real estate 1-4 Family Residential C&D C&I Ta x- Exempt Consumer Note: Pie chart does not include loans held for sale As of June 30, 2019 21

Energy Loans . As of June 30, 2019, the energy portfolio (EP) totaled $34.3 million in funded loans, or 2.5% of total loans HFI, down from a multi-year high of 4.2% in 2016 . 37.2% of the EP are either participations purchased or syndicated credits (non-originated), totaling $12.8 million, of which 73.0% are criticized . 62.8% of the EP were originated by RRBI, totaling $21.5 million, of which just 15.1% are criticized . 89.7% of the EP is performing . 10.3% of the EP is non-performing with 100% of the non-performing loans being non-originated loans comprising 29.1% of total non-performing loans . Total charge-offs in the EP since 2016 were $850,000 Midstream 6.1% Energy Loans/Total Loans HFI (%) 4.2 Upstream 16.2% 3.4 Support Services 77.7% 2.9 2.5 2016 2017 2018 2Q19 As of June 30, 2019 22

Attractive Core Deposit Base NOW . Total deposits of $1.63 billion as of June 30, 2019 16.2% DDA 35.3% . Cost of deposits of 0.59% for the six months ended June 30, 2019 Money Market 21.4% . As of June 30, 2019, core deposits1 represented 94.6% of total deposits; noninterest-bearing Time ≤ $250K Savings deposits represented 35.3% of total deposits 15.2% Time > $250K 6.5% 5.4% As of June 30, 2019 Total Deposits ($M) Noninterest-bearing Deposits ($M) $1,646 $1,635 $1,526 $1,473 $577 $1,331 $548 $504 $475 $395 2015 2016 2017 2018 2Q19 2015 2016 2017 2018 2Q19 DDA NOW Money Market Savings Time <= 250k Time > 250k 1 Core deposits are calculated as total deposits less time deposits greater than $250,00 23

Balance Sheet Component Ratios Loans HFI / Deposits 90.00% 85.02% 83.04% 85.23% 81.76% 81.79% 80.73% 78.56% 78.62% 79.78% 80.00% 73.83% 70.00% 60.00% 50.00% DDA / Deposits 40.00% 33.20% 35.15% 33.05% 34.11% 35.04% 35.04% 33.29% 33.45% 35.30% 32.44% 30.00% 20.00% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 24

Net Interest Margin Ratios 5.00% 4.61% 4.60% Loan Yield 4.49% 4.52% 4.30% 4.37% 4.16% 4.24% 4.23% 4.20% 4.00% Net Interest Margin - FTE 3.54% 3.49% 3.52% 3.51% 3.39% 3.45% 3.29% 3.38% 3.15% 3.20% 3.00% 2.40% 2.40% 2.22% 1.74% 1.92% 2.00% Average Effective Fed Funds Rate 1.45% 1.15% 1.20% 0.95% 1.00% 0.70% Cost of Deposits 0.51% 0.57% 0.60% 0.40% 0.41% 0.40% 0.39% 0.40% 0.43% 0.46% 0.00% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 25

Interest Rate Environment Management . Red River Bank diligently monitors its interest rate risk through oversight by the Asset Liability Management Committee and working within established policy guidelines . Balance sheet is asset sensitive . As of June 30, 2019, loans HFI were 85.23% and noninterest bearing deposits were 35.30% of total deposits, respectively . As of June 30, 2019, 84.1% of loans HFI were fixed rate and 15.9% of loans HFI were floating rate Asset Liability Management Net Interest Margin FTE (%) As of June 30, 2019 As of December 31, 2018 3.52 3.47 Change in % Change % Change % Change in % Change Interest in Net in Fair Net Interest in Fair Rates Interest Value of Income Value of 3.27 3.26 3.25 (Basis Points) Income Equity Equity +300 17.7% 9.7% 19.2% 7.1% +200 12.0% 7.4% 12.9% 5.1% +100 6.1% 4.2% 6.6% 3.0% -100 -6.2% -7.8% -6.6% -5.0% -200 -12.0% -20.3% -14.6% -13.4% 2015 2016 2017 2018 2Q19 26

Future Growth Opportunities Organic Growth . Opportunity to increase market share in existing markets and expand into new Louisiana markets . Focused on commercial and small business customers and high net worth individuals . Belief that the competition for customers starts with the competition for the best bankers . Proven ability to identify and acquire talented bankers with extensive in-market experience . Commitment to providing development and advancement opportunities to new and existing employees . Solid technology combined with access to experienced bankers Strategic Acquisitions . Successfully completed two acquisitions – Bank of Lecompte in 2003 and Fidelity Bancorp, Inc. in 2013 . Continue to carefully consider strategic acquisition opportunities, primarily in Louisiana . A publicly-traded stock should enable Red River Bancshares, Inc. to compete more effectively for future acquisition opportunities 27

Summary Recent successful IPO Well capitalized with growth capacity History of consistent growth and profitability Positioned for organic growth combined with selective acquisitions Conservative, consistent credit culture Insiders have significant ownership Made in Louisiana. Made for Louisiana.

Appendix

Non-GAAP Reconciliation (Dollars in thousands, except per share data) As of June 30, As of March 31, As of June 30, 2019 2019 2018 Tangible Common Equity: Total Stockholders' Equity $ 237,911 $ 202,184 $ 184,047 Adjustments: Goodwill (1,546) (1,546) (1,546) Other Intangibles - - - Tangible Common Equity $ 236,365 $ 200,638 $ 182,501 Common Shares Outstanding(1) 7,300,246 6,636,926 6,725,598 Book Value Per Common Share(1) $ 32.59 $ 30.46 $ 27.37 Tangible Book Value Per Common Share(1) $ 32.38 $ 30.23 $ 27.14 Tangible Assets: Total Assets $ 1,892,918 $ 1,922,118 $ 1,764,768 Adjustments: Goodwill (1,546) (1,546) (1,546) Other Intangibles - - - Tangible Assets $ 1,891,372 $ 1,920,572 $ 1,763,222 Total Stockholders' Equity to Total Assets Ratio 12.57% 10.52% 10.43% Tangible Common Equity to Tangible Assets Ratio 12.50% 10.45% 10.35% 1 June 30, 2018 amount adjusted for 2-for-1 stock split with a record date of October 1, 2018 30

Non-GAAP Reconciliation (Dollars in thousands, except per share data) As of December 31, 2018 2017 2016 2015 2014 2013 2012 2011 2010 Tangible Common Equity: Total Stockholders' Equity $ 193,703 $ 178,103 $ 151,823 $ 142,380 $ 129,160 $ 111,502 $ 104,131 $ 92,082 $ 77,986 Adjustments: Goodwill (1,546) (1,546) (1,546) (1,546) (1,546) (1,059) (167) (167) (167) Other Intangibles - - - (31) (153) (262) - - - Tangible Common Equity $ 192,157 $ 176,557 $ 150,277 $ 140,803 $ 127,461 $ 110,181 $ 103,964 $ 91,915 $ 77,819 Common Shares Outstanding(1) 6,627,358 6,721,146 6,362,910 6,390,210 6,372,910 6,369,110 6,060,766 6,058,216 6,061,816 Book Value Per Common Share(1) $ 29.23 $ 26.50 $ 23.86 $ 22.28 $ 20.27 $ 17.51 $ 17.18 $ 15.20 $ 12.87 Tangible Book Value Per Common Share(1) $ 28.99 $ 26.27 $ 23.62 $ 22.03 $ 20.00 $ 17.30 $ 17.15 $ 15.17 $ 12.84 1 2010 to 2017 amounts adjusted for 2-for-1 stock split with a record date of October 1, 2018 31